SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2005

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	005-79915	33-0599368
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5800 Pacific Center Blvd.
San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                                 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 13, 2005, the Company filed an application to list additional shares on the AMEX.  On December 14, 2005, the Company received a warning letter from the staff of the AMEX that it was not in compliance with Section 301 of the AMEX Company Guide because the 120,000 restricted shares of common stock issued in connection with the Primasel acquisition were issued without prior approval from the AMEX.  On December 19, 2005 the Company received approval notification for the application.

Item 7.01.               Regulation FD Disclosure.

On December 19, 2005, the Company issued a press release which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this report under Item 7.01 (including the exhibit) shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  The information included under Item 7.01 of this report does not constitute a determination of whether any information included in that section is material

Item 9.01                Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release dated December 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2005	INFOSONICS CORPORATION

	By:	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer